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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SEC. 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 12, 1998

                                Dana Corporation
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

    Virginia                         1-1063                 34-4361040
-----------------           ------------------------    ----------------
(State or other            (Commission File Number)      (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)

                      4500 Dorr Street, Toledo, Ohio     43615
            ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (419) 535-4500
                                                      ----------------


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ITEM 5.  OTHER EVENTS.

On December 15, 1997, Dana Corporation (the "Company") filed a Registration Statement (File No. 333-42239) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering pursuant to Rule 415 under the Securities Act of 1993, as amended, of up to an aggregate of $600,000,000 in securities of the Company. On December 19, 1997, the Commission declared the Registration Statement effective.

On March 5, 1998, the Company filed a Preliminary Prospectus Supplement to the Prospectus forming a part of the Registration Statement relating to the issuance and sale of an aggregate of $300,000,000 principal amount of Notes.

On March 12, 1998, the Company filed a Prospectus Supplement relating to the issuance and sale of 6.50% Notes due March 15, 2008 in the aggregate principal amount of $150,000,000 and 7.00% Notes due March 15, 2028 in the aggregate principal amount of $200,000,000.

In connection with the filing of the Prospectus Supplement, the Company is filing certain exhibits to the Registration Statement as part of this Form 8-K. (See Item 7, Financial Statements and Exhibits.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits to the Registration Statement are filed as part of this report:

Exhibit No.         Description
-----------         -----------

1-B-1 Terms Agreement between Dana Corporation and Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities Inc., dated March 11, 1998 (including the incorporated Underwriting Agreement)

4-B-1 First Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N. A., Trustee, dated as of March 11, 1998

4-C-1 Form of 6.50% Notes due March 15, 2008 and 7.00% Notes due March 15, 2028 (included in Exhibit 4-B-1)

5-A                 Opinion of Hunton & Williams

23-B-1              Consent of Hunton & Williams (included in Exhibit 5-A)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           Dana Corporation
                                                     ---------------------------
                                                            (Registrant)

Date:  March 12, 1998                                By: /s/ John S. Simpson
                                                        ------------------------
                                                         John S. Simpson
                                                         Chief Financial Officer


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